                        SEMIANNUAL REPORT MARCH 31, 1998

                                  OPPENHEIMER
                                    CHAMPION
                                  INCOME FUND

                                    [PHOTO]

                            [OPPENHEIMER FUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Manager

10 Statement of
   Investments

30 Statement of
   Assets and
   Liabilities

32 Statement of
   Operations

33 Statements of
   Changes in
   Net Assets

34 Financial Highlights

37 Notes to Financial
   Statements

47 Officers and
   Trustees

48 Information and
   Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- 5-STAR MORNINGSTAR: The Fund's Class A shares have maintained 5-star Morningstar rankings for the 3-, 5- and 10-year periods ended March 31, 1998, among 1,403 (3-year), 831 (5-year), and 329 (10-year) fixed-income funds.(1)

- HIGH-YIELD BONDS continued to perform strongly, bolstered by a healthy U.S. economy, which has yet to reflect the impact of the Asian economic crisis.

- TELECOMMUNICATIONS COMPANIES, which are heavy issuers of high-yield debt, remained the top performing industry in the portfolio.

- THE FUND PICKED UP EXTRA YIELD by investing in bonds with slightly lower credit quality, although we believe that the extra risk is offset through broad diversification.

 CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 3/31/98

CLASS A
  Without                        With
  Sales Chg.(2)                  Sales Chg.(3)
  6.56%                          1.50%

CLASS B
  Without                        With
  Sales Chg.(2)                  Sales Chg.(3)
  6.15%                          1.15%

CLASS C
  Without   With
  Sales Chg.(2)                  Sales Chg.(3)
  6.13%                          5.13%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Source: Morningstar, Inc., 3/31/98. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below the 90-day U.S. Treasury bill returns, respectively. Overall star ranking is subject to change monthly. Top 10% are ranked 5 stars, next 22.5% are 4 stars, middle 35% are 3 stars, next 22.5% are 2 stars and bottom 10% are 1 star.

2. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

3. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. This performance is not annualized.


                      2  Oppenheimer Champion Income Fund

[PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer
Champion Income Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Champion Income Fund

DEAR SHAREHOLDER,
------------------------------------------------------------------------------

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

   What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

   Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations seeking to improve their bottom lines.

   At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

   In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

   Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ JAMES C. SWAIN                /s/ BRIDGET A. MACASKILL

James C. Swain                    Bridget A. Macaskill
April 21, 1998

                      3  Oppenheimer Champion Income Fund

 AVG ANNUAL TOTAL RETURNS

For the Periods Ended 3/31/98(1)

CLASS A

 1 year    5 year         10 year
 11.13%    10.06%         12.23%

CLASS B

                          Since
 1 year    5 year         Inception
 10.79%    N/A            11.66%

CLASS C

                          Since
 1 year    5 year         Inception
 14.77%    N/A            9.64%

 CUMULATIVE TOTAL RETURN

For the 5-Year Period Ended 3/31/98(1)

CLASS A

 61.48%    $16,148(4)

 STANDARDIZED YIELDS(5)

For the 30 Days Ended 3/31/98

CLASS A

 6.69%

CLASS B

 6.27%

CLASS C

 6.27%

PERFORMANCE UPDATE
-------------------------------------------------------------------------------

With interest rates remaining low, investors have continued to search for bonds that offer higher yields. During the six-month period ended March 31, 1998, Oppenheimer Champion Income Fund's Class A shares produced a cumulative return of 6.56%, without sales charges. (2) In addition, the Fund's Class A shares have maintained 5-star Morningstar ranking for the 3-, 5- and 10-year periods ended March 31, 1998, among 1,403 (3-year), 831 (5-year), and 329 (10-year)
fixed-income funds.(3)

                              GROWTH OF $10,000
                             Over five years(4)
                           (without sales charges)

           Oppenheimer Champion                 Merrill Lynch High
        Income Fund Class A shares            Yield Bond Master Index
             $  10,000                             $  10,000
                10,399.2                              10,496.6
                10,663.4                              10,660.1
                11,033                                11,112
                10,828.9                              10,991.5
                10,703.4                              11,049.1
                10,849.4                              11,132.1
                10,904.4                              11,098.4
                11,562.2                              11,461.5
                12,295.8                              11,957.7
                12,655                                12,255.4
                13,075.7                              12,728.9
                13,266.1                              13,105.4
                13,448.1                              13,337.1
                13,972.7                              13,883.1
                14,522.3                              14,434.8
                14,674.5                              14,450.6
                15,371.1                              15,137
                15,972.7                              15,809.4
                16,384.8                              16,154.1
                16,841.5                              16,859.6

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 11/16/87. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 10/2/95). Class C returns for the one-year period include the contingent deferred sales charge of 1%. Class C shares have an inception date of 12/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

                      4  Oppenheimer Champion Income Fund

CREDIT ALLOCATION(6)

AAA                  3.0%
A                    6.3
BBB                  2.1
BB                  15.0
B                   56.5
CCC                  4.6
C                    0.5
Other               12.0

PORTFOLIO REVIEW
-----------------------------------------------------------------------------

Oppenheimer Champion Income Fund is for investors looking for high income and growth potential for their portfolio.

WHAT WE LOOK FOR

- Improvement in RELATIVE CASH FLOWS and liquidity to meet financial obligations.

- Corporate sectors that are currently UNDERVALUED.

- Changes in the BUSINESS CYCLE that might affect corporate profits.

- Sectors or industries that help provide DIVERSIFICATION BENEFITS to the portfolio.

TOP FIVE HOLDINGS BY ISSUER(6)
 ....................................................................
Nextel Communications, Inc.                                    2.3%
 ....................................................................
Intermedia Communications, Inc.                                1.4%
 ....................................................................
Qwest Communications International, Inc.                       1.2%
 ....................................................................
Algoma Steel, Inc.                                             1.0%
 ....................................................................
EchoStar Communications, Inc.                                  1.0%
 ....................................................................

3. Source: Morningstar, Inc., 3/31/98. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below the 90-day U.S. Treasury bill returns, respectively. Overall star ranking is subject to change monthly. Top 10% are ranked 5 stars, next 22.5% are 4 stars, middle 35% are 3 stars, next 22.5% are 2 stars and bottom 10% are 1 star. Past performance does not guarantee future results.

4. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The Merrill Lynch High Yield Bond Master Index is an unmanaged index of below investment grade U.S. corporate issuers, and cannot be purchased directly by investors.

5. Standardized yield is based on net investment income for the 30-day period ended 3/31/98. Falling net asset values will tend to artificially raise yields.

6. Portfolio data is as of 3/31/98, and is subject to change. Portfolio data is dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality includes securities rated by national ratings organizations as well as unrated securities (currently 17.0% of total investments) which have ratings assigned by the manager in categories equivalent to those of ratings organizations.


                      5  Oppenheimer Champion Income Fund

"WE ANTICIPATE THAT THE NET ECONOMIC IMPACT FROM ASIA WILL BE A SLIGHT SLOWING OF U.S. GROWTH"

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE PERIOD?

Oppenheimer Champion Income Fund, which invests primarily in high-yield bonds issued by growing companies, turned in a strong performance. For the six months ended March 31, 1998, the Fund's Class A shares produced a cumulative total return, without sales charges, of 6.56%. (1) Two factors had a positive impact on performance: We enhanced the Fund's yield by investing in companies with slightly lower credit ratings; and we took advantage of the late 1997 sell-off in emerging markets.

HOW DID THE ECONOMIC CRISIS IN ASIA IMPACT U.S. HIGH-YIELD BONDS AS A GROUP?

So far, there has been relatively little impact. Most companies that issue high-yield bonds are typically small- to mid-size domestic companies with very little international exposure. They are not usually dependent upon exports, nor do they have to worry about competition from inexpensive imported goods. We anticipate that the net economic impact from Asia will be a slight slowing of U.S. growth, but certainly not a catastrophic impact, and probably not enough to hurt the high-yield market. That said, there are certain industries such as steel, paper and chemicals that we have been cautious of for some time

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.



                      6  Oppenheimer Champion Income Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
David Negri (Portfolio Manager)
Ralph Stellmacher

and we think the Asian crisis has served to exacerbate some of these negative trends. These industries are characterized by a surplus of global supply and weakening demand for their products. Fortunately, the Fund is not heavily invested in these economically cyclical industries.

HOW DID THE FUND'S STRATEGY CHANGE DURING THE PERIOD?

We lowered the Fund's credit quality very slightly to take advantage of several total return opportunities in high-yield and emerging markets. The average credit rating of the bonds in the portfolio, as determined by Standard & Poor's Corporation, a national credit rating agency, fell slightly from about a BB- to about a B+. However, the portfolio diversification was increased, which usually helps to reduce volatility.

WHAT ARE SOME OF YOUR FAVORITE AREAS OF THE PORTFOLIO?

We've continued to see very good growth in the telecommunications industry. As a result, we added to our holdings of Nextel Communications, a company that specializes in cellular telephone technology with operations throughout the U.S. In addition to consumer products, Nextel also focuses on industrial markets, such as trucking, taxis/limousines and utilities. Another favorite in the telecommunications industry is Qwest Communications, a reseller of long-distance capacity. As part of Qwest's operations, they may install a fiber optic line between two parts of the country where AT&T, MCI or Sprint has little capacity.

                      7  Oppenheimer Champion Income Fund

"THE ASIAN CRISIS ACTUALLY BENEFITED THE PORTFOLIO BY KEEPING INFLATION EXTREMELY LOW..."

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

These larger companies may choose to lease capacity from Qwest, which has developed a profitable niche by installing and leasing such capacity.

   In healthcare, we invested in a major distributor of products ranging from chemicals, solvents, cleaning devices, special syringes, and thousands of other products used in hospitals and research laboratories. The company offers a very broad product line and a high level of service including very rapid delivery. We think the company's credit rating could easily be upgraded, which would likely result in bond price appreciation.

   We increased our holdings in the air transport industry. In addition to a strong U.S. economy, the airline industry as a whole is benefiting from falling fuel costs.

WHAT OTHER CHANGES HAVE YOU MADE TO THE PORTFOLIO?

Although this is a high-yield bond fund, we are permitted to own a small percentage of common and preferred stock, which we have increased during the period. We perform extensive credit research on these companies and if we like the debt of a company, then we believe we should probably look at the companies' preferred and common stock as well. For example, in addition to owning Nextel bonds, we have added Nextel preferred stock because it pays a higher yield than the bonds. The reason that preferred stock pays a higher yield is that preferred stock is "subordinate" to debt, which means that bondholders are paid first in the unlikely event that the company gets into trouble.

                      8  Oppenheimer Champion Income Fund

"...AND BY DELAYING ANY NEEDED ACTION BY THE FEDERAL RESERVE BOARD TO RAISE INTEREST RATES."

   We've also increased our weighting in emerging markets, primarily Latin America, which had a large sell-off in the fourth quarter during the peak of uncertainty over Asia. We saw that as a buying opportunity, because Latin America's economies are more tied to the U.S. and Europe than to Asia. Most of the Fund's increased investments were in the sovereign debt of Argentina, Brazil and Mexico, which are all denominated in dollars.

WHAT IS YOUR OUTLOOK FOR THE MARKET?

It's quite positive. The fundamental economic situation in the U.S. continues to look very good, with moderate growth, low inflation and stable interest rates. The Federal Reserve Board appears to be staying on the sidelines, leaving short-term interest rates alone. The Asian crisis actually benefited the portfolio by keeping inflation extremely low and by delaying any action by the Federal Reserve Board to raise interest rates. That gave us increased confidence that the U.S. business cycle would be extended throughout the end of 1997 well into 1998. However, like stock market investors, we are concerned about the level of corporate profits, which are growing slower in 1998 than in recent years. We are concerned because the value of high-yield bonds are sensitive to profit growth and the general health of the economy. However, we do not expect an economic contraction this year and believe that investors may be able to earn very high yields from a diversified portfolio of bonds issued by growing companies.

                      9  Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS  March 31, 1998 (Unaudited)

                                                                                   FACE               MARKET VALUE
                                                                                   AMOUNT(1)          SEE NOTE 1
================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--3.5%
----------------------------------------------------------------------------------------------------------------
Amresco Commercial Mortgage Funding I Corp., Multiclass Mtg.
Pass-Through Certificates:
Series 1997-C1, Cl. G, 7%, 6/17/29(2)                                              $  360,000         $  331,650
Series 1997-C1, Cl. H, 7%, 6/17/29(2)                                                 360,000            320,962
----------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(3)                                          2,250,000          2,170,547
Series 1997-D4, Cl. B2, 7.525%, 4/14/29(3)                                          3,750,000          3,513,281
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(3)                                          1,500,000          1,370,859
Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                              3,600,000          3,162,375
----------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. E, 7.76%, 12/25/03(3)                                             622,000            634,067
----------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates:
Series 1997-C1, Cl. F, 7.50%, 6/20/13(2)                                              600,000            588,960
Series 1997-C1, Cl. G, 7.50%, 6/20/14(2)                                              810,000            756,864
Series 1997-C1, Cl. H, 7.50%, 8/20/14(2)                                              600,000            483,360
Series 1997-C2, Cl. F, 7.46%, 1/17/35                                               2,000,000          1,911,800
Series 1997-C2, Cl. H, 7.46%, 1/17/35                                               1,400,000          1,139,600
----------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1, 8.099%, 2/25/11(2) (3)                              4,000,000          3,417,200
----------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
Collateralized Mtg. Obligations, Series 1997-C2, Cl. F,
6.75%, 4/16/29                                                                      2,000,000          1,710,625
Interest-Only Stripped Mtg.-Backed Security, Series 1997-C1,
Cl. X, 8.517%, 7/15/27(4)                                                          38,596,990          3,835,576
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. E, 7.442%, 2/15/28(2) (3)                                       1,513,000          1,458,627
Series 1997-HF1, Cl. F, 6.86%, 2/15/10(2)                                             840,000            778,575
Series 1997-RR, Cl. D, 7.74%, 4/30/39                                               2,000,000          1,946,875
Series 1997-RR, Cl. F, 7.74%, 4/30/39                                               5,000,000          4,050,781
Series 1997-XL1, Cl. G, 7.695%, 10/3/30(2) (3)                                      1,200,000          1,180,500
----------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07(2)                              600,000            569,625
----------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1994-C2, Cl. E, 8%, 4/25/25                                                    437,503            442,280
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                                 274,726            259,724
----------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1,
Cl. E, 9.184%, 1/20/06                                                                704,000            742,500
----------------------------------------------------------------------------------------------------------------
Salomon, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1998-A1, 5%, 12/25/20                                                          400,000            384,000
----------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1997-LLI, Cl. F, 7.30%, 4/12/12(2)                             3,000,000          2,862,188
                                                                                                     -----------
Total Mortgage-Backed Obligations (Cost $38,730,634)                                                  40,023,401





                      10  Oppenheimer Champion Income Fund

                                                                                FACE                MARKET VALUE
                                                                                AMOUNT(1)           SEE NOTE 1
================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--6.2%
----------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Bonds:
9.75%, 9/19/27                                                                  $   1,500,000       $  1,490,625
Bonos de Consolidacion de Deudas, 8.375%, 12/20/03                                  3,000,000          3,003,750
Bonos de Consolidacion de Deudas, Series I, 3.154%, 4/1/07(3)(ARP)                  6,284,875          4,645,441
----------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Sr. Unsec. Unsub. Bonds, 11%, 10/9/06                       2,740,000          3,063,662
----------------------------------------------------------------------------------------------------------------
Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
10.625%, 8/7/06                                                                     1,000,000          1,053,750
----------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Bonds, Series RG, 6.75%, 4/15/12(3)                    6,430,000          5,160,075
----------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible Interest Bonds,
6.688%, 4/15/06(3)                                                                  7,056,000          6,368,040
----------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Disc. Bonds, Tranche A, 6.563%, 7/28/24(3)                   1,325,000          1,093,125
----------------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Debs., 6.625%, 2/27/15(3)                                       498,475            324,009
----------------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Disc. Bonds, 6.625%, 2/28/25(3)                               1,515,000          1,117,312
----------------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Par Bonds, 3.50%, 2/28/25(3)                                  3,170,000          1,719,725
----------------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Past Due Interest Bonds, 6.625%, 2/27/15(3)                   1,615,595          1,050,137
----------------------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Bonds, Series DEF,
5%, 12/23/23(5)                                                                     1,750,000          1,218,437
----------------------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Collateralized Par Bonds,
Series DEF, 5%, 12/23/23(5) (6)                                                     1,750,000          1,218,437
----------------------------------------------------------------------------------------------------------------
Ivory Coast (Government of) Past Due Interest Bonds,
2%, 12/29/49(5) (7)                                                                 5,635,000          2,443,301
----------------------------------------------------------------------------------------------------------------
Nigeria (Federal Republic of) Promissory Nts., Series RC,
5.092%, 1/5/10                                                                      1,354,267            981,567
----------------------------------------------------------------------------------------------------------------
Panama (Government of) Bonds, 8.875%, 9/30/27                                         885,000            888,319
----------------------------------------------------------------------------------------------------------------
Panama (Government of) Past Due Interest Debs.,
6.563%, 7/17/16(3)                                                                  1,499,716          1,278,508
----------------------------------------------------------------------------------------------------------------
Peru (Republic of) Front-Loaded Interest Reduction
Bonds, 3.25%, 3/7/17(3)                                                             5,940,000          3,749,625
----------------------------------------------------------------------------------------------------------------
Perusahaan Listr, 17%, 8/21/01(2)(IDR)                                          1,000,000,000             77,457
----------------------------------------------------------------------------------------------------------------
Philippines (Republic of) Bonds, 8.75%, 10/7/16                                       520,000            498,550
----------------------------------------------------------------------------------------------------------------
Poland (Republic of) Disc. Bonds, 6.937%, 10/27/24(3)                               1,000,000            982,500
----------------------------------------------------------------------------------------------------------------
Poland (Republic of) Par Bonds, 3%, 10/27/24(5)                                        25,000             15,945
----------------------------------------------------------------------------------------------------------------
PT Hutama Karya Medium-Term Nts., Zero Coupon,
9.09%, 3/17/99(2) (8) (9)(IDR)                                                  1,000,000,000             11,561
----------------------------------------------------------------------------------------------------------------
Russia (Government of) Debs., Series 19 yr., 6.719%, 12/15/15(3)                    5,036,000          3,607,035
----------------------------------------------------------------------------------------------------------------
Russia (Government of) Interest Nts., 6.719%, 12/15/15(3)                             790,000            556,950
----------------------------------------------------------------------------------------------------------------
United Mexican States Bonds, 11.50%, 5/15/26                                        4,900,000          5,978,000
----------------------------------------------------------------------------------------------------------------
United Mexican States Collateralized Fixed Rate Par Bonds:
Series A, 6.25%, 12/31/19                                                           3,500,000          2,975,000
Series W-A, 6.25%, 12/31/19                                                         2,000,000          1,700,000
Series W-B, 6.25%, 12/31/19                                                         6,960,000          5,916,000
----------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Bonds, 9.25%, 9/15/27                                       1,340,000          1,226,100





                      11  Oppenheimer Champion Income Fund

                                                                                   FACE               MARKET VALUE
                                                                                   AMOUNT(1)          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
Venezuela (Republic of) Disc. Bonds, Series DL,
6.813%, 12/18/07(3)                                                                $  475,786         $  434,750
----------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Front-Loaded Interest Reduction
Bonds, Series A, 6.75%, 3/31/07(3)                                                  4,523,800          4,161,896
----------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.,
Series REGS, 9.125%, 6/18/07                                                          100,000            100,688
                                                                                                     -----------
Total Foreign Government Obligations (Cost $69,136,547)                                               70,110,277

================================================================================================================
LOAN PARTICIPATIONS--0.3%
----------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan Participation,
Tranche 1, 6.688%, 9/4/06(3)                                                        1,561,090          1,217,651
----------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan Participation,
Tranche A, 7.375%, 3/4/00(3)                                                        1,040,727            980,235
----------------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement,
Tranche A, 6.656%, 1/1/09(2) (3)                                                    1,788,000          1,613,670
                                                                                                     -----------
Total Loan Participations (Cost $3,674,751)                                                            3,811,556

================================================================================================================
CORPORATE BONDS AND NOTES--67.2%
----------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--6.3%
----------------------------------------------------------------------------------------------------------------
CHEMICALS--2.2%
ClimaChem, Inc., 10.75% Gtd. Sr. Unsec. Nts., 12/1/07(6)                            1,400,000          1,487,500
----------------------------------------------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07                                                   600,000            630,000
----------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07(6)                           1,615,000          1,602,887
----------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                 9,205,000         10,217,550
----------------------------------------------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25% Gtd. Nts., 10/15/07                                  50,000             50,437
----------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                         1,975,000          2,029,312
----------------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50%
Sr. Sub. Nts., 8/1/07(6)                                                            3,925,000          4,121,250
----------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                                                          170,000            173,825
11.75% Sr. Unsec. Sub. Nts., 8/15/06(10)                                            4,215,000          4,383,600
                                                                                                     -----------
                                                                                                      24,696,361

----------------------------------------------------------------------------------------------------------------
CONTAINERS--0.4%
Consumers International, Inc., 10.25% Sr. Sec. Nts., 4/1/05(2)                      1,500,000          1,665,000
----------------------------------------------------------------------------------------------------------------
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06                           2,300,000          2,472,500
                                                                                                     -----------
                                                                                                       4,137,500

----------------------------------------------------------------------------------------------------------------
METALS/MINING--0.7%
Centaur Mining & Exploration Ltd., 11% Gtd. Sr.
Nts., 12/1/07(6)                                                                    2,325,000          2,418,000
----------------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub.
Nts., 2/1/08(6)                                                                       750,000            781,875
----------------------------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07(6)                                           4,370,000          4,588,500
                                                                                                     -----------
                                                                                                       7,788,375





                      12  Oppenheimer Champion Income Fund

                                                                                   FACE              MARKET VALUE
                                                                                   AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
PAPER--1.2%
Four M Corp., 12% Sr. Nts., Series B, 6/1/06(2)                                    $  645,000        $   683,700
----------------------------------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07                      4,160,000          4,409,600
----------------------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                                3,450,000          3,868,312
----------------------------------------------------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                                  4,085,000          4,268,825
                                                                                                     -----------
                                                                                                      13,230,437

----------------------------------------------------------------------------------------------------------------
STEEL--1.8%
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05                                9,083,000         10,854,185
----------------------------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                                4,270,000          4,718,350
----------------------------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Sec. Nts., 8/1/07(6)             2,035,000          2,111,312
----------------------------------------------------------------------------------------------------------------
Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01                  2,450,000          2,489,812
                                                                                                     -----------
                                                                                                      20,173,659

----------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--11.4%
----------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--1.9%
Chattem, Inc., 8.875% Sr. Sub. Nts., 4/1/08(6)                                        800,000            813,000
----------------------------------------------------------------------------------------------------------------
Coleman Escrow Corp., Zero Coupon Sr. First Priority Disc. Nts.,
11%, 5/15/01(9)                                                                     4,900,000          3,920,000
----------------------------------------------------------------------------------------------------------------
Holmes Products Corp., 9.875% Gtd. Nts., 11/15/07(6)                                2,575,000          2,678,000
----------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Nts., 2/1/08(6)                          2,800,000          2,842,000
----------------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
11.43%, 3/15/01(9)                                                                  5,890,000          4,513,212
----------------------------------------------------------------------------------------------------------------
Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05                                     4,360,000          4,926,800
----------------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(2)                          1,865,000          2,188,503
                                                                                                     -----------
                                                                                                      21,881,515

----------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--1.8%
Cott Corp., 9.375% Sr. Nts., 7/1/05                                                 3,885,000          4,030,687
----------------------------------------------------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., 12/15/07(6) (11)                     3,450,000          2,294,250
----------------------------------------------------------------------------------------------------------------
Eagle Family Foods, Inc., 8.75% Sr. Sub. Nts., 1/15/08(6)                             650,000            653,250
----------------------------------------------------------------------------------------------------------------
Gorges/Quick-to-Fix Foods, Inc., 11.50% Sr. Sub. Nts.,
Series B, 12/1/06                                                                     250,000            265,000
----------------------------------------------------------------------------------------------------------------
International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06                      4,655,000          5,178,687
----------------------------------------------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., 2/1/05(6)                                  740,000            754,800
----------------------------------------------------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Sub. Nts., 3/15/10(6)                                    1,000,000          1,037,500
----------------------------------------------------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr. Sub. Nts., 2/15/08(6)                            1,250,000          1,250,000
----------------------------------------------------------------------------------------------------------------
Sparkling Spring Water Group Ltd., 11.50% Sr. Sub. Nts., 11/15/07(6)                3,775,000          3,982,625
----------------------------------------------------------------------------------------------------------------
Windy Hill Pet Food, Inc., 9.75% Sr. Sub. Nts., 5/15/07                               860,000            915,900
                                                                                                     -----------
                                                                                                      20,362,699

----------------------------------------------------------------------------------------------------------------
HEALTHCARE--1.5%
Fresenius Medical Care Capital Trust II, 7.875% Gtd. Nts., 2/1/08(6)                4,050,000          4,039,875
----------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 7.375% Gtd. Nts.,
2/1/08(6)(DEM)                                                                      2,425,000          1,341,604





                      13  Oppenheimer Champion Income Fund

                                                                                   FACE              MARKET VALUE
                                                                                   AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
Integrated Health Services, Inc.:
9.50% Sr. Sub. Nts., 9/15/07                                                       $5,985,000        $ 6,388,987
10.25% Sr. Sub. Nts., 4/30/06                                                       2,850,000          3,092,250
----------------------------------------------------------------------------------------------------------------
Pharmerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08(6)                                     750,000            753,750
----------------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(6)                          1,925,000          2,011,625
                                                                                                     -----------
                                                                                                      17,628,091

----------------------------------------------------------------------------------------------------------------
HOTEL/GAMING--4.6%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(6) (11)                          750,000            451,875
----------------------------------------------------------------------------------------------------------------
Apoca, Inc., 9.25% Sr. Sub. Nts., 3/15/08(6)                                          900,000            906,750
----------------------------------------------------------------------------------------------------------------
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series B, 11/15/00(2) (8)               275,000            161,563
----------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95(8)                   7,500                 --
----------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A,
11/15/00(2)(8)                                                                        100,000             17,500
----------------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                     2,100,000          2,178,750
----------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03             2,030,000          2,364,950
----------------------------------------------------------------------------------------------------------------
Empress River Casino Finance Corp., 10.75% Gtd. Sr. Nts., 4/1/02                    2,705,000          2,948,450
----------------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                          5,915,000          6,402,987
----------------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05(6)                               2,800,000          2,856,000
----------------------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                          150,000            167,250
----------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                 5,895,000          6,388,706
----------------------------------------------------------------------------------------------------------------
Majestic Star Casino LLC (The), 12.75% Sr. Sec. Nts., 5/15/03                       1,000,000          1,085,000
----------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50%
Sr. Sec. Nts., Series B, 11/15/02                                                   2,340,000          2,995,200
----------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
9.50% Gtd. Sr. Sub. Nts., 4/15/07                                                   3,490,000          3,769,200
10.625% Sr. Sub. Nts., 7/15/05                                                      1,825,000          1,993,812
----------------------------------------------------------------------------------------------------------------
Showboat Marina Casino Partnership/Showboat Marina
Finance Corp., 13.50% First Mtg. Nts., Series B, 3/15/03                            5,240,000          6,196,300
----------------------------------------------------------------------------------------------------------------
Signature Resorts, Inc., 9.75% Sr. Sub. Nts., 10/1/07                               2,905,000          2,934,050
----------------------------------------------------------------------------------------------------------------
Station Casinos, Inc.:
9.625% Sr. Sub. Nts., 6/1/03                                                          300,000            312,000
10.125% Sr. Sub. Nts., 3/15/06                                                      2,350,000          2,637,875
----------------------------------------------------------------------------------------------------------------
Trump Atlantic City Associates/Trump Atlantic City
Funding, Inc., 11.25% First Mtg. Nts., 5/1/06                                       1,350,000          1,393,875
----------------------------------------------------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
12.25% Mtg. Nts., 11/15/04(6)                                                       3,500,000          3,648,750
                                                                                                     -----------
                                                                                                      51,810,843

----------------------------------------------------------------------------------------------------------------
LEISURE--0.7%
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(6)                                       3,900,000          3,822,000
----------------------------------------------------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(7) (11)                                               1,650,000          1,049,812
9.25% Sr. Nts., 4/1/06                                                              1,275,000          1,302,094





                      14  Oppenheimer Champion Income Fund

                                                                                   FACE              MARKET VALUE
                                                                                   AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
LEISURE (CONTINUED)
Six Flags Entertainment Corp., 8.75% Sr. Nts., 4/1/06                              $1,900,000        $ 1,935,625
                                                                                                     -----------
                                                                                                       8,109,531

----------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.7%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                           3,101,000          3,318,070
----------------------------------------------------------------------------------------------------------------
Carrols Corp., 11.50% Sr. Nts., 8/15/03                                             3,360,000          3,561,600
----------------------------------------------------------------------------------------------------------------
Foodmaker, Inc.:
9.25% Sr. Nts., 3/1/99                                                                993,000          1,015,342
9.75% Sr. Sub. Nts., 6/1/02                                                           165,000            170,775
                                                                                                     -----------
                                                                                                       8,065,787

----------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--0.2%
Consoltex Group, Inc., 11% Gtd. Sr. Sub. Nts., Series B, 10/1/03(2)                   950,000          1,007,000
----------------------------------------------------------------------------------------------------------------
Galey & Lord, Inc., 9.125% Sr. Sub. Nts., 3/1/08(6)                                   100,000            101,750
----------------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                          805,000            869,400
                                                                                                     -----------
                                                                                                       1,978,150

----------------------------------------------------------------------------------------------------------------
ENERGY--4.9%
----------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 9.125% Sr. Unsec. Nts., 4/15/06                            2,530,000          2,555,300
----------------------------------------------------------------------------------------------------------------
Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07                 4,200,000          4,273,500
----------------------------------------------------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts., Series B, 12/1/05                                  825,000            911,625
----------------------------------------------------------------------------------------------------------------
Dailey International, Inc., 9.50% Sr. Unsec. Nts., 2/15/08(6)                       1,750,000          1,771,875
----------------------------------------------------------------------------------------------------------------
Denbury Resources, Inc., 9% Sr. Sub. Nts., 3/1/08                                   1,250,000          1,251,562
----------------------------------------------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(2) (7)                        3,800,000          3,800,000
----------------------------------------------------------------------------------------------------------------
Forcenergy, Inc.:
8.50% Sr. Sub. Nts., Series B, 2/15/07                                              3,550,000          3,505,625
9.50% Sr. Sub. Nts., 11/1/06                                                        4,965,000          5,176,012
----------------------------------------------------------------------------------------------------------------
Gothic Energy Corp., 12.25% Sr. Nts., Series B, 9/1/04                              6,500,000          6,142,500
----------------------------------------------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr. Nts., 2/15/08(6)                                 2,125,000          2,103,750
----------------------------------------------------------------------------------------------------------------
National Energy Group, Inc., 10.75% Sr. Nts., 11/1/06                               2,000,000          1,920,000
----------------------------------------------------------------------------------------------------------------
Parker Drilling Co., 9.75% Gtd. Nts., 11/15/06(6)                                   1,600,000          1,708,000
----------------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06                         4,855,000          4,017,512
----------------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07                                    1,530,000          1,595,025
----------------------------------------------------------------------------------------------------------------
Pool Energy Services Co., 8.625% Sr. Sub. Nts., 4/1/08(6)                             725,000            730,437
----------------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                   5,500,000          5,403,750
----------------------------------------------------------------------------------------------------------------
Statia Terminals International/Statia Terminals (Canada), Inc.,
11.75% First Mtg. Nts., Series B, 11/15/03                                          1,050,000          1,113,000
----------------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                    5,665,000          5,820,787
----------------------------------------------------------------------------------------------------------------
Universal Compression Holdings, Inc.:
0%/9.875% Sr. Disc. Nts., 2/15/08(6) (11)                                           2,350,000          1,468,750
0%/11.375% Sr. Disc. Nts., 2/15/09(6) (11)                                            800,000            476,000
                                                                                                     -----------
                                                                                                      55,745,010





                      15  Oppenheimer Champion Income Fund

                                                                                FACE                 MARKET VALUE
                                                                                AMOUNT(1)            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.7%
----------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--0.0%
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                          $     578,000        $   656,030
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.3%
Amresco, Inc.:
9.875% Sr. Sub. Nts., Series 98-A, 3/15/05                                          1,065,000          1,086,300
10% Sr. Sub. Nts., Series 97-A, 3/15/04                                             1,800,000          1,845,000
----------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(2)                                           153,668            154,053
----------------------------------------------------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr. Nts., Series B, 9/15/04                            1,660,000          1,581,150
----------------------------------------------------------------------------------------------------------------
Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(2) (8)                               600,000                 --
----------------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03                                          625,000            715,625
----------------------------------------------------------------------------------------------------------------
Parametric RE Ltd., 10.206% Nts., 11/15/07(2) (3)                                     600,000            612,000
----------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa:
Zero Coupon Nts., Series 2, 7/15/98(16)(IDR)                                    1,314,400,000             30,391
Zero Coupon Promissory Nts., 7/15/98(2) (16)(IDR)                               5,000,000,000            115,607
----------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust:
9.75% Sr. Sec. Nts., 4/1/08(6)                                                      3,930,000          3,976,669
11.625% Sr. Sec. Nts., Series B, 4/1/02                                             2,375,000          2,523,437
----------------------------------------------------------------------------------------------------------------
Veritas Capital Trust, 10% Gtd. Debs., 1/1/28(6)                                    1,700,000          1,772,250
                                                                                                     -----------
                                                                                                      14,412,482

----------------------------------------------------------------------------------------------------------------
INSURANCE--0.4%
Residential Reinsurance, 11.698% Nts., 12/15/98(3)                                  1,500,000          1,522,575
----------------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                                   2,553,000          2,744,475
                                                                                                     -----------
                                                                                                       4,267,050

----------------------------------------------------------------------------------------------------------------
HOUSING RELATED--1.6%
----------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--0.7%
Building Materials Corp. of America, 8.625% Sr. Nts.,
Series B, 12/15/06                                                                  2,755,000          2,872,087
----------------------------------------------------------------------------------------------------------------
Falcon Building Products, Inc., 9.50% Sr. Sub. Nts., 6/15/07                          675,000            698,625
----------------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.25% Sr. Nts., Series B, 3/15/07                                     4,070,000          4,242,975
                                                                                                     -----------
                                                                                                       7,813,687

----------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE--0.9%
First Place Tower, Inc., Units (each unit consists of one
$10 principal amount of 8.50% cv. sub. debs., 12/15/15 and
40 common shares)(12)(CAD)                                                            225,830            613,353
----------------------------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Gtd. Sr. Nts., 3/1/04(2)                                830,000            910,925
----------------------------------------------------------------------------------------------------------------
Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02                      3,180,000          3,307,200
----------------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts., Series B, 9/1/07                                     5,040,000          5,229,000
                                                                                                     -----------
                                                                                                      10,060,478





                      16  Oppenheimer Champion Income Fund

                                                                                   FACE              MARKET VALUE
                                                                                   AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
MANUFACTURING--6.9%
----------------------------------------------------------------------------------------------------------------
AEROSPACE--2.2%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05(13)                           $2,000,000        $ 2,195,000
----------------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04                                               3,400,000          3,655,000
----------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                                                                60,000             64,500
12.25% Pass-Through Certificates, 12/1/02(2)                                        2,750,000          3,080,000
----------------------------------------------------------------------------------------------------------------
Constellation Finance LLC, 9.80% Airline Receivable
Asset-Backed Nts., Series 1997-1, 1/1/01(2)                                         3,500,000          3,570,000
----------------------------------------------------------------------------------------------------------------
Kitty Hawk, Inc., 9.95% Sr. Sec. Nts., 11/15/04(6)                                  2,415,000          2,499,525
----------------------------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
Cl. B, 6/15/04(2)                                                                   1,914,626          1,978,192
----------------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07              1,000,000          1,053,750
----------------------------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14% Equipment Trust, 7/2/08(2)                          1,100,678          1,183,229
----------------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                          5,775,000          6,092,625
                                                                                                     -----------
                                                                                                      25,371,821

----------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.0%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07                 2,440,000          2,537,600
----------------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06                   6,480,000          7,322,400
----------------------------------------------------------------------------------------------------------------
Delco Remy International, Inc., 8.625% Sr. Nts., 12/15/07                             750,000            778,125
----------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc.:
9.125% Sr. Sub. Nts., 7/15/07                                                       4,000,000          4,250,000
11% Sr. Sub. Nts., 7/15/06                                                          4,160,000          4,737,200
----------------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                         2,405,000          2,573,350
                                                                                                     -----------
                                                                                                      22,198,675

----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--2.7%
Burke Industries, Inc., 10% Sr. Nts., 8/15/07                                       1,125,000          1,195,312
----------------------------------------------------------------------------------------------------------------
Clark-Schwebel, Inc.:
10.50% Sr. Nts., 4/15/06                                                            3,200,000          3,568,000
12.50% Debs., Series B, 7/15/07(14)                                                 1,527,892          1,634,844
----------------------------------------------------------------------------------------------------------------
Columbus McKinnon Corp., 8.50% Sr. Sub. Nts., 4/1/08(6)                               590,000            594,425
----------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                                      802,000            906,260
----------------------------------------------------------------------------------------------------------------
Eagle-Picher Industries, Inc., 9.375% Sr. Sub. Nts., 3/1/08(6)                      1,500,000          1,533,750
----------------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07                  2,275,000          2,366,000
----------------------------------------------------------------------------------------------------------------
Insilco Corp., 10.25% Sr. Unsec. Sub. Nts., 8/15/07(6)                              3,770,000          3,977,350
----------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts.,
Series B, 6/1/05                                                                    3,720,000          4,147,800
----------------------------------------------------------------------------------------------------------------
Paragon Corp. Holdings, Inc., 9.625% Sr. Nts., 4/1/08(6)                              850,000            843,625
----------------------------------------------------------------------------------------------------------------
Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07                            2,100,000          2,210,250
----------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                                         960,000            996,000





                      17  Oppenheimer Champion Income Fund

                                                                                   FACE              MARKET VALUE
                                                                                   AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
Roller Bearing Co. of America, Inc., 9.625% Gtd. Sr. Sub. Nts.,
Series B, 6/15/07(2)                                                               $2,285,000        $ 2,376,400
----------------------------------------------------------------------------------------------------------------
Terex Corp., 8.875% Sr. Sub. Nts., 4/1/08(6)                                        1,000,000          1,007,500
----------------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                        1,710,000          1,778,400
----------------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(2)                               1,075,000          1,128,750
                                                                                                     -----------
                                                                                                      30,264,666

----------------------------------------------------------------------------------------------------------------
MEDIA--7.8%
----------------------------------------------------------------------------------------------------------------
BROADCASTING--2.0%
Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08(6)            1,000,000          1,012,500
----------------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07                    1,990,000          2,109,400
----------------------------------------------------------------------------------------------------------------
Chancellor Radio Broadcasting Co.:
8.125% Sr. Sub. Nts., 12/15/07(6)                                                     550,000            562,375
8.75% Sr. Sub. Nts., 6/15/07                                                        2,100,000          2,205,000
----------------------------------------------------------------------------------------------------------------
Jacor Communications Co.:
8% Sr. Sub. Nts., 2/15/10                                                           1,250,000          1,262,500
8.75% Gtd. Sr. Sub. Nts., Series B, 6/15/07                                         3,540,000          3,699,300
9.75% Gtd. Sr. Unsec. Sub. Nts., 12/15/06                                             500,000            547,500
----------------------------------------------------------------------------------------------------------------
NWCG Holdings Corp., Zero Coupon Sr. Sec. Disc. Nts.,
Series B, 11.50%, 6/15/99(9)                                                        1,030,000            973,350
----------------------------------------------------------------------------------------------------------------
Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03                           1,000,000          1,051,203
----------------------------------------------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(5)                             1,000,000          1,018,750
----------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                                                         200,000            207,000
9% Gtd. Sr. Sub. Nts., 7/15/07                                                      4,000,000          4,195,000
----------------------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.:
11% Sr. Nts., 3/15/04                                                                 650,000            713,375
12.50% Sr. Nts., 6/15/02                                                              300,000            343,500
----------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                                                       1,650,000          1,691,250
9% Sr. Sub. Nts., Series B, 1/15/06                                                 1,200,000          1,242,000
                                                                                                     -----------
                                                                                                      22,834,003

----------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--3.4%
Adelphia Communications Corp.:
8.375% Sr. Nts., 2/1/08                                                             2,250,000          2,266,875
9.25% Sr. Nts., 10/1/02                                                             5,500,000          5,733,750
----------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp. Holdings, Inc.:
9.875% Sr. Sub. Nts., 5/15/06                                                       2,710,000          2,981,000
9.875% Sr. Sub. Debs., 2/15/13                                                        215,000            239,187
9.875% Sr. Sub. Debs., 4/1/23                                                       1,100,000          1,223,750
----------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd. Nts., 7/1/02                                        5,725,000          6,512,188
----------------------------------------------------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(2)                                                 1,319,219          1,306,027
----------------------------------------------------------------------------------------------------------------
EchoStar II, 8.25% Bonds, 11/9/01(2)                                                1,254,314          1,241,771





                      18  Oppenheimer Champion Income Fund

                                                                                   FACE              MARKET VALUE
                                                                                   AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CABLE TELEVISION (CONTINUED)
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
Disc. Nts., 3/15/04(11)                                                            $4,475,000        $ 4,117,000
----------------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                                        4,640,000          5,150,400
----------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc.:
8.75% Sr. Nts., 7/15/07CAD                                                          2,070,000          1,433,628
8.875% Sr. Nts., 7/15/07                                                            1,300,000          1,319,500
----------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc.:
0%/12.25% Sr. Sub. Disc. Nts., 2/15/07(6) (11)                                      2,155,000          1,530,050
10.875% Sr. Sub. Nts., 2/15/07(6)                                                   1,385,000          1,481,950
----------------------------------------------------------------------------------------------------------------
United International Holdings, Inc.:
0%/10.75% Sr. Disc. Nts., Series B, 2/15/08(6) (11)                                 1,260,000            796,950
0%/14% Sr. Disc. Nts., Series B, 5/15/06(11)                                        1,350,000            938,250
                                                                                                     -----------
                                                                                                      38,272,276

----------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--1.2%
Chancellor Media Corp., 10.50% Sr. Sub. Nts., Series B, 1/15/07                     1,075,000          1,209,375
----------------------------------------------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07                               700,000            763,000
----------------------------------------------------------------------------------------------------------------
IPC Magazines Group plc, 9.675% Bonds, 3/15/08(6)(GBP)                              3,000,000          5,011,245
----------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                                       3,300,000          3,440,250
9.625% Sr. Sub. Nts., 12/1/06                                                       3,270,000          3,564,300
                                                                                                     -----------
                                                                                                      13,988,170

----------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM--0.5%
Ascent Entertainment Group, Inc., 0%/11.875% Sr. Sec. Disc. Nts.,
12/15/04(11)                                                                        1,205,000            716,975
----------------------------------------------------------------------------------------------------------------
Imax Corp., 10% Sr. Nts., 3/1/01                                                    1,700,000          1,785,000
----------------------------------------------------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr. Sub. Nts., 2/1/08(6)                            2,850,000          2,835,750
                                                                                                     -----------
                                                                                                       5,337,725

----------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING--0.7%
Hollinger International Publishing, Inc.:
9.25% Gtd. Sr. Sub. Nts., 2/1/06                                                    4,170,000          4,461,900
9.25% Gtd. Sr. Sub. Nts., 3/15/07                                                   3,175,000          3,381,375
                                                                                                     -----------
                                                                                                       7,843,275

----------------------------------------------------------------------------------------------------------------
OTHER--3.2%
----------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.0%
Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03(11)                         465,000            476,625
----------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL--0.3%
Allied Waste Industries, Inc., 0%/11.30% Sr. Disc. Nts., 6/1/07(11)                 4,500,000          3,330,000





                      19  Oppenheimer Champion Income Fund

                                                                                   FACE              MARKET VALUE
                                                                                   AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
SERVICES--2.9%
Borg-Warner Security Corp.:
9.125% Sr. Sub. Nts., 5/1/03(10)                                                   $6,500,000        $ 6,597,500
9.625% Sr. Sub. Nts., 3/15/07                                                       2,570,000          2,711,350
----------------------------------------------------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(11)                                  2,025,000          1,655,438
----------------------------------------------------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr. Nts., 12/1/07(6)                                  1,080,000          1,155,600
----------------------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc., 9% Sr. Sub. Nts., 2/1/08(6)                  5,065,000          5,166,300
----------------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                     4,930,000          5,065,575
----------------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.:
0%/13.625% Sr. Disc. Nts., 6/30/05(11)                                              4,750,000          5,343,750
6.75% Cv. Gtd. Sr. Sub. Nts., 9/15/03                                               2,868,000          3,775,005
----------------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., Units (each unit consists of $1,000 principal amount of 0%/12.75% sr. disc. nts., 3/15/08 and one
warrant to purchase two shares of cl. C common stock)(6) (11) (12)                    700,000            393,750
----------------------------------------------------------------------------------------------------------------
United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05                            692,000            802,720
                                                                                                     -----------
                                                                                                      32,666,988

----------------------------------------------------------------------------------------------------------------
RETAIL--2.0%
----------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.4%
Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                              900,000            976,500
----------------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03(2)                              1,670,000          1,753,500
----------------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                  1,600,000          1,648,000
                                                                                                     -----------
                                                                                                       4,378,000

----------------------------------------------------------------------------------------------------------------
SUPERMARKETS--1.6%
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B, 12/1/04                                             1,885,000          2,007,525
10.625% Sr. Sub. Nts., Series B, 7/31/07                                            7,050,000          7,543,500
----------------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07                5,335,000          5,695,113
----------------------------------------------------------------------------------------------------------------
Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                              1,260,000          1,345,050
----------------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Sr. Unsec. Sub. Nts., 7/1/04                     1,830,000          1,921,500
                                                                                                     -----------
                                                                                                      18,512,688

----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--19.3%
----------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--10.6%
American Mobile Radio Corp., Units (each unit consists of
$1,000 principal amount of 12.75% sr. nts., 12/15/07 and one
warrant to purchase 3.75749 shares of common stock)(6) (12)                         1,800,000          1,881,000
----------------------------------------------------------------------------------------------------------------
Businessland, Inc., 5.50% Sub. Debs., 3/1/07(2)                                       805,000            483,000
----------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(11)                      3,799,000          2,032,465
----------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc.:
0%/9.50% Bonds, 4/1/05(6) (11)(XEU)                                                 9,625,000          7,004,139
6% Cv. Sub. Nts., 4/1/05(6)                                                           800,000          1,030,000





                      20  Oppenheimer Champion Income Fund

                                                                                  FACE                MARKET VALUE
                                                                                  AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
Concentic Network Corp., Units (each unit consists of $1,000 principal amount of 12.75% sr. nts., 12/15/07 and one warrant
to purchase 6.34 shares of common stock)(6) (12)                                  $ 2,320,000         $2,755,000
----------------------------------------------------------------------------------------------------------------
Covad Communications Group, Inc., Units (each unit consists of
$1,000 principal amount of 0%/13.50% sr. disc. nts., 3/15/08 and
one warrant to purchase 6.4792 common shares)(6) (11) (12)                          7,000,000          3,710,000
----------------------------------------------------------------------------------------------------------------
Crown Castle International Corp., 0%/10.625% Sr. Disc. Nts.,
11/15/07(6) (11)                                                                    5,385,000          3,655,069
----------------------------------------------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts., 11/15/05                                          2,100,000          2,210,250
----------------------------------------------------------------------------------------------------------------
Dial Call Communications, Inc., 0%/12.25% Sr. Disc. Nts., 4/15/04(11)               1,875,000          1,865,625
----------------------------------------------------------------------------------------------------------------
Dialog Corp. plc, 11% Sr. Sub. Nts., 11/15/07(6)                                    1,750,000          1,933,750
----------------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                                       1,200,000          1,200,000
----------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                          2,150,000          2,225,250
----------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01(2)                      1,665,000            957,375
----------------------------------------------------------------------------------------------------------------
ICG Communications, Inc., 0%/10% Sr. Disc. Nts., 2/15/08(6) (11)                      840,000            548,100
----------------------------------------------------------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.:
11.25% Sr. Nts., 7/15/05(6)                                                         4,200,000          4,473,000
13% Sr. Nts., Series A, 7/15/05                                                     3,225,000          3,620,063
----------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
0%/11.125% Sr. Disc. Nts., 10/15/07(6) (11)(CAD)                                    6,405,000          2,837,399
0%/14% Sr. Disc. Nts., Series B, 6/1/06(11)                                         1,200,000            898,500
----------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc.
Nts., 6/1/06(11)                                                                      725,000            572,750
----------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/9.75% Sr. Disc. Nts., 10/31/07(11)                                              12,360,000          8,049,450
0%/11.50% Sr. Disc. Nts., 9/1/03(11)                                                  385,000            390,775
0%/10.65% Sr. Disc. Nts., 9/15/07(11)                                               6,305,000          4,240,113
----------------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                                           2,750,000          3,042,188
11.625% Sr. Nts., Series A, 8/15/06                                                 2,600,000          2,876,250
----------------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr.
Nts., 8/15/04                                                                       2,150,000          2,520,875
----------------------------------------------------------------------------------------------------------------
Orbital Imaging Corp., Units (each unit consists of $1,000 principal amount of 11.625% sr. nts., 3/1/05 and one warrant to purchase
8.7516 ordinary shares)(6) (12)                                                     1,250,000          1,371,875
----------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(11)                  3,315,000          2,602,275
----------------------------------------------------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr. Disc. Nts., 3/15/08(6) (11)                     2,900,000          1,812,500
----------------------------------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 0%/13.50% Sr.
Disc. Nts., Series A, 8/1/07(6) (11)                                                5,575,000          3,902,500
----------------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc., 11.75% Sr. Sub. Nts., 7/15/07                  3,650,000          4,124,500
----------------------------------------------------------------------------------------------------------------
PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(11)                                          3,060,000          3,258,900
10.75% Sr. Nts., 11/1/04                                                            4,065,000          4,613,775
14% Sr. Sub. Disc. Nts., 11/15/01                                                     460,000            508,300





                      21  Oppenheimer Champion Income Fund

                                                                                   FACE             MARKET VALUE
                                                                                   AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
Satelites Mexicanos SA, 10.125% Sr. Nts., 11/1/04(6)                               $2,250,000       $  2,345,625
----------------------------------------------------------------------------------------------------------------
SBA Communications Corp., 0%/12% Sr. Disc. Nts., 3/1/08(6) (11)                     8,455,000          5,009,588
----------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp.:
0%/12.50% Sr. Disc. Nts., 8/15/06(11)                                               2,695,000          2,263,800
11% Sr. Nts., 8/15/06                                                               1,600,000          1,846,000
----------------------------------------------------------------------------------------------------------------
Teletrac, Inc., 14% Sr. Nts., 8/1/07                                                  330,000            321,750
----------------------------------------------------------------------------------------------------------------
Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07                                           4,010,000          4,160,375
----------------------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                             2,275,000          2,633,313
----------------------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II:
9.50% Sr. Nts., 2/1/04                                                                300,000            290,250
14% Sr. Nts., 11/1/04                                                                 655,000            731,144
----------------------------------------------------------------------------------------------------------------
Verio, Inc., 10.375% Sr. Nts., 4/1/05(6)                                            2,500,000          2,612,500
----------------------------------------------------------------------------------------------------------------
WAM!Net, Inc., Units (each unit consists of $1,000 principal amount of 0%/13.25% sr. disc. nts., 3/1/05 and three warrants to
purchase 6.03 shares of common stock)(6) (11) (12)                                  6,840,000          4,206,600
----------------------------------------------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07                                       1,440,000          1,504,800
----------------------------------------------------------------------------------------------------------------
Zilog, Inc., 9.50% Sr. Nts., 3/1/05(6)                                              3,325,000          3,233,563
                                                                                                     -----------
                                                                                                     120,366,319

----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY--8.7%
Allegiance Telecom, Inc., Units (each unit consists of $1,000 principal amount of 0%/11.75% sr. disc. nts., 2/15/08 and one
warrant to purchase .003422 shares of common stock)(6) (11) (12)                    1,620,000            941,625
----------------------------------------------------------------------------------------------------------------
American Communications Services, Inc., 13.75% Sr. Nts., 7/15/07                    1,760,000          2,103,200
----------------------------------------------------------------------------------------------------------------
Call-Net Enterprises, Inc.:
0%/9.27% Sr. Disc. Nts., 8/15/07(11)                                                1,440,000          1,029,600
8.375% Sr. Nts., 8/15/07(CAD)                                                       1,165,000            851,495
----------------------------------------------------------------------------------------------------------------
COLT Telecom Group plc:
0%/12% Sr. Unsec. Disc. Nts., 12/15/06(11)                                            400,000            320,000
8.875% Sr. Nts., 11/30/07(DEM)                                                      1,880,000          1,118,239
10.125% Sr. Nts., 11/30/07(GBP)                                                     2,330,000          4,233,476
Units (each unit consists of $1,000 principal amount of
0%/12% sr. disc. nts., 12/15/06 and one warrant to purchase
7.8 ordinary shares)(11) (12)                                                       3,185,000          3,017,788
----------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc.
Debs., 11/15/07(11)                                                                 1,350,000          1,127,250
----------------------------------------------------------------------------------------------------------------
Convergent Communications, Inc., Units (each unit consists of
$1,000 principal amount of 13% sr. nts., 4/1/08 and four warrants to
purchase 10.8 shares of common stock)(6) (7) (12)                                   1,600,000          1,612,000
----------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc:
0%/10.75% Sr. Disc. Nts., 2/15/07(11)                                               1,800,000          1,287,000
0%/11.75% Sr. Disc. Nts., 12/15/05(11)                                              9,015,000          7,234,538
----------------------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(6)                                      800,000            824,000
----------------------------------------------------------------------------------------------------------------
Facilicom International, 10.50% Sr. Nts., 1/15/08(6)                                3,920,000          4,096,400
----------------------------------------------------------------------------------------------------------------
Focal Communications Corp., 0%/12.125% Sr. Disc. Nts., 2/15/08(6) (11)              5,675,000          3,334,063





                      22  Oppenheimer Champion Income Fund

                                                                                    FACE              MARKET VALUE
                                                                                    AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY (CONTINUED)
GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc. Nts.,
12/15/05(6) (11)                                                                    $ 407,000         $  324,583
----------------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(11)                         6,320,000          5,277,200
----------------------------------------------------------------------------------------------------------------
ICG Holdings, Inc.:
0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(11)                                             400,000            326,000
0%/13.50% Sr. Disc. Nts., 9/15/05(11)                                               3,755,000          3,248,075
----------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
0%/11.25% Sr. Disc. Nts., Series B, 7/15/07(11)                                     1,610,000          1,207,500
8.50% Sr. Nts., 1/15/08                                                             5,275,000          5,551,938
8.875% Sr. Nts., 11/1/07                                                            3,015,000          3,226,050
----------------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc., Units (each unit consists of
$1,000 principal amount of 0%/12.50% sr. disc. nts., 2/15/08
and one warrant to purchase .21875 ordinary shares)(6) (11)                         6,360,000          3,768,300
----------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc.:
0%/10.50% Sr. Disc. Nts., 3/1/07(11)                                                  325,000            248,625
8.375% Sr. Nts., 3/15/08(6)                                                           340,000            351,050
9.25% Sr. Nts., 7/15/07                                                               710,000            765,025
----------------------------------------------------------------------------------------------------------------
Metronet Communications Corp., 0%/10.75% Sr. Disc.
Nts., 11/1/07(11)                                                                   1,890,000          1,233,225
----------------------------------------------------------------------------------------------------------------
Netia Holdings BV:
0%/11% Gtd. Sr. Disc. Nts., 11/1/07(11)(DEM)                                        2,250,000            831,886
0%/11.25% Nts., 11/1/07(6) (11)                                                     3,600,000          2,457,000
----------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
9% Sr. Nts., 3/15/08(6)                                                             1,950,000          2,018,250
9.625% Sr. Nts., 10/1/07                                                            6,205,000          6,608,325
----------------------------------------------------------------------------------------------------------------
NTL, Inc.:
0%/10.75% Unsec. Unsub. Sr. Nts., Series REGS, 4/1/08(11)(GBP)                      2,400,000          2,521,950
10% Sr. Nts., 2/15/07                                                               2,440,000          2,647,400
----------------------------------------------------------------------------------------------------------------
Petersburg Long Distance, Inc.:
9% Cv. Sub. Nts., 6/1/06(6)                                                           200,000            248,000
Units (each unit consists of $1,000 principal amount of
0%/14% sr. disc. nts., 6/1/04 and one warrant to purchase
34 ordinary shares)(6) (11) (12)                                                    3,500,000          3,342,500
----------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.:
0%/8.29% Sr. Disc. Nts., 2/1/08(6) (11)                                             5,530,000          3,926,300
0%/9.47% Sr. Disc. Nts., 10/15/07(11)                                               9,510,000          7,013,625
----------------------------------------------------------------------------------------------------------------
RSL Communications plc:
0%/10% Bonds, 3/15/08(11)(DEM)                                                      1,100,000            367,666
0%/10% Bonds, Series REGS, 3/15/08(6) (11)(DEM)                                     4,600,000          1,537,510
0%/10.125% Sr. Disc. Nts., 3/1/08(6) (11)                                           3,325,000          2,111,375
----------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc.:
0%/11.125% Sr. Disc. Nts., 7/1/07(11)                                               2,000,000          1,735,000
9.875% Sr. Nts., 7/1/06                                                               825,000            946,688
----------------------------------------------------------------------------------------------------------------
Teligent, Inc., 0%/11.50% Sr. Disc. Nts., 3/1/08(6) (11)                              415,000            242,775
----------------------------------------------------------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr. Nts., 3/1/04(2)                                 2,500,000          1,500,000
                                                                                                     -----------
                                                                                                      98,714,495





                      23  Oppenheimer Champion Income Fund

                                                                                   FACE             MARKET VALUE
                                                                                   AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.8%
----------------------------------------------------------------------------------------------------------------
RAILROADS--0.5%
TFM SA de CV, 10.25% Gtd. Sr. Nts., 6/15/07                                        $1,440,000       $  1,512,000
----------------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr.
Disc. Nts., Series B, 12/15/03(11)                                                  4,391,000          4,006,788
                                                                                                     -----------
                                                                                                       5,518,788

----------------------------------------------------------------------------------------------------------------
SHIPPING--0.9%
Alpha Shipping plc, 9.50% Sr. Nts., 2/15/08(6)                                        570,000            547,200
----------------------------------------------------------------------------------------------------------------
Gearbulk Holding Ltd., 11.25% Sr. Nts., 12/1/04                                       715,000            782,925
----------------------------------------------------------------------------------------------------------------
Hvide Marine, Inc., 8.375% Sr. Nts., 2/15/08(6)                                     1,100,000          1,078,000
----------------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(6)                                    3,715,000          3,937,900
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg. nts., 6/30/07 and 7.66 warrants)(6) (12)                  2,605,000          2,976,213
----------------------------------------------------------------------------------------------------------------
Trico Marine Services, Inc., 8.50% Gtd. Sr. Nts., Series C, 8/1/05(6)                 700,000            707,000
                                                                                                     -----------
                                                                                                      10,029,238

----------------------------------------------------------------------------------------------------------------
TRUCKING--0.4%
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 7/1/07                        2,930,000          3,076,500
----------------------------------------------------------------------------------------------------------------
Road King Infrastructure Finance (1997) Ltd., 9.50% Gtd. Unsec.
Unsub. Bonds, 7/15/07(2)                                                              300,000            239,295
----------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(2)                     1,115,970            852,323
                                                                                                     -----------
                                                                                                       4,168,118

----------------------------------------------------------------------------------------------------------------
UTILITIES--0.3%
----------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.3%
Calpine Corp., 10.50% Sr. Nts., 5/15/06(2)                                            315,000            348,075
----------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                      2,350,000          2,693,688
----------------------------------------------------------------------------------------------------------------
                                                                                                       3,041,763
                                                                                                     -----------
Total Corporate Bonds and Notes (Cost $730,655,590)                                                  760,131,318


                                                                                    SHARES
================================================================================================================
COMMON STOCKS--4.9%
----------------------------------------------------------------------------------------------------------------
Airtouch Communications, Inc.(15)                                                      45,000          2,202,188
----------------------------------------------------------------------------------------------------------------
American Radio Systems Corp.(15)                                                      125,000          7,929,687
----------------------------------------------------------------------------------------------------------------
Bank United Corp., Cl. A                                                               10,000            500,000
----------------------------------------------------------------------------------------------------------------
Boyd Gaming Corp.(15)                                                                  35,000            251,562
----------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc.(15)                                        20,000          1,360,000
----------------------------------------------------------------------------------------------------------------
Circus Circus Enterprises, Inc.(15)                                                    30,000            630,000
----------------------------------------------------------------------------------------------------------------
Coinstar, Inc.(15)                                                                     14,175            129,347
----------------------------------------------------------------------------------------------------------------
Concentric Network Corp.(15)                                                           25,000            487,500
----------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., Cl. A(15)                                               10,000            220,000
----------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.(2)                                                                        75             82,687





                      24  Oppenheimer Champion Income Fund

                                                                                                     MARKET VALUE
                                                                                      SHARES         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
El Paso Electric Co.(15)                                                               56,400        $   482,925
----------------------------------------------------------------------------------------------------------------
Equitable Bag, Inc.(2) (15)                                                             2,261             11,305
----------------------------------------------------------------------------------------------------------------
Grand Casinos, Inc.(15)                                                               105,000          1,791,562
----------------------------------------------------------------------------------------------------------------
Grand Union Co.(15)                                                                     1,767                718
----------------------------------------------------------------------------------------------------------------
Greate Bay Casino Corp.(15)                                                             1,678              1,678
----------------------------------------------------------------------------------------------------------------
Grupo Iusacell SA, ADR(15)                                                             20,000            412,500
----------------------------------------------------------------------------------------------------------------
Harveys Casino Resorts                                                                 50,000          1,418,750
----------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp.                                                                   110,000          3,506,250
----------------------------------------------------------------------------------------------------------------
Hollinger International, Inc.                                                          35,000            581,875
----------------------------------------------------------------------------------------------------------------
Hollywood Casino Corp., Cl. A(15)                                                      10,000             18,750
----------------------------------------------------------------------------------------------------------------
Host Marriott Corp.(15)                                                               110,000          2,083,125
----------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.(15)                                                       433             34,478
----------------------------------------------------------------------------------------------------------------
LCI International, Inc.(15)                                                            30,000          1,155,000
----------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., Cl. A(15)                                                 15,000            506,250
----------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., Cl. A(15)                                               20,000            642,500
----------------------------------------------------------------------------------------------------------------
Ocwen Financial Corp.(15)                                                              10,000            277,500
----------------------------------------------------------------------------------------------------------------
Omnipoint Corp.(2) (15)                                                                50,000          1,401,250
----------------------------------------------------------------------------------------------------------------
Optel, Inc.(2) (15)                                                                     3,815                 38
----------------------------------------------------------------------------------------------------------------
Orbital Sciences Corp.(15)                                                             40,000          1,795,000
----------------------------------------------------------------------------------------------------------------
Panamerican Beverages, Inc., Cl. A                                                     25,000          1,003,125
----------------------------------------------------------------------------------------------------------------
Price Communications Corp.(15)                                                         10,000            160,000
----------------------------------------------------------------------------------------------------------------
PriCellular Corp., Cl. A(15)                                                           50,000            637,500
----------------------------------------------------------------------------------------------------------------
Protection One, Inc.                                                                   55,000            735,625
----------------------------------------------------------------------------------------------------------------
PsiNet, Inc.(15)                                                                       35,000            389,375
----------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.(15)                                           50,000          1,943,750
----------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.(15)                                                           60,000          1,556,250
----------------------------------------------------------------------------------------------------------------
Rostelecom Sponsored ADR(15)                                                           30,000            596,250
----------------------------------------------------------------------------------------------------------------
Siena Holdings, Inc.(15)                                                               16,299             20,374
----------------------------------------------------------------------------------------------------------------
Southwest Airlines Co.                                                                 29,650            876,528
----------------------------------------------------------------------------------------------------------------
Sovereign Bancorp, Inc.                                                                46,000            836,625
----------------------------------------------------------------------------------------------------------------
Sprint Corp.                                                                           45,000          3,045,938
----------------------------------------------------------------------------------------------------------------
Station Casinos, Inc.(15)                                                             160,000          2,360,000
----------------------------------------------------------------------------------------------------------------
Tele-Communications, Inc. (New), TCI Group, Series A(15)                               70,000          2,176,563
----------------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA, Sponsored ADR                                         40,000          5,192,500
----------------------------------------------------------------------------------------------------------------
Telefonos de Mexico SA, Sponsored ADR                                                  15,000            845,625
----------------------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(15)                                                    40,000          1,202,500
----------------------------------------------------------------------------------------------------------------
Vimpel-Communications, Sponsored ADR(15)                                               30,000          1,335,000
----------------------------------------------------------------------------------------------------------------
Wilshire Financial Services Group, Inc.(15)                                            25,000            631,250
                                                                                                     -----------
Total Common Stocks (Cost $47,553,996)                                                                55,459,203





                      25  Oppenheimer Champion Income Fund

                                                                                                     MARKET VALUE
                                                                                    SHARES           SEE NOTE 1
================================================================================================================
PREFERRED STOCKS--6.8%
----------------------------------------------------------------------------------------------------------------
American Communications Services, Inc., 12.75% Preferred Stock(2) (15)                  2,610        $ 3,040,650
----------------------------------------------------------------------------------------------------------------
American Radio Systems Corp., 11.375% Cum. Exchangeable
Preferred, Series B(2)                                                                 11,744          1,388,728
----------------------------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable Preferred
Stock, Non-Vtg.(2) (15)                                                                80,080          2,182,180
----------------------------------------------------------------------------------------------------------------
BankUnited Capital Trust, 10.25% Gtd. Bonds, 12/31/26(2)                              750,000            802,500
----------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp. Holdings, Inc.:
8.50% Preferred Stock, Series I                                                        28,900          1,484,737
11.125% Preferred Stock, Series M(14)                                                   5,048            577,996
----------------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A(2) (15) (17)                                130,000          3,250,000
----------------------------------------------------------------------------------------------------------------
Clark USA, Inc., 11.50% Cum. Preferred Stock(2) (14)                                    2,560          2,681,600
----------------------------------------------------------------------------------------------------------------
Doane Products Co., 14.25% Sr. Exchangeable Preferred Stock,
Non-Vtg.(2)                                                                           100,000          4,025,000
----------------------------------------------------------------------------------------------------------------
Dobson Communications Corp., 12.25% Preferred Stock(6)                                  2,500          2,731,250
----------------------------------------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., Preferred Stock(2) (15)                                   15,000            858,750
----------------------------------------------------------------------------------------------------------------
Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C(2) (14)                       110,000            357,500
----------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable Preferred Stock, Series B(2) (14)                                          3,115          3,434,287
----------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 11.40% Preferred Stock, Series A(2) (14)                         17,777          1,977,691
----------------------------------------------------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale California, l2% Non-Cum.
Exchangeable Perpetual Preferred Stock, Series A(2)                                        30                795
----------------------------------------------------------------------------------------------------------------
Golden State Bancorp, 8.75% Cv. Preferred Stock, Series A                              24,200          2,214,300
----------------------------------------------------------------------------------------------------------------
Gothic Energy Corp., 7.50% Preferred Stock, Series A(2) (14)                        2,816,000          2,674,918
----------------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable Preferred Stock                                 2,623          3,232,848
----------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
13.50% Exchangeable Preferred Stock, Series B(2) (14)                                   1,995          2,473,800
Depositary Shares representing one one-hundredth 7% Cum.
Cv. Jr. Preferred Stock, Series E, Non-Vtg.(6)                                         61,150          2,186,113
----------------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., Units (each unit consists of
$1,000 principal amount of 13% sr. exchangeable preferred stock
and one warrant to purchase 30 shares of common stock)(6) (12) (15)                       300            316,500
----------------------------------------------------------------------------------------------------------------
Nebco Evans Holdings Co., 11.25% Nts., 3/1/08(6) (14)                                  25,000          2,606,250
----------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 11.125% Preferred Stock(6) (15)                            4,000          4,240,000
----------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Sr. Exchangeable Preferred(14)                      82,821          5,238,428
----------------------------------------------------------------------------------------------------------------
Prime Retail, Inc.:
8.50% Cv. Preferred Stock, Series B                                                    31,440            762,420
10.50% Cum. Preferred Stock, Series A, Non-Vtg.(2)                                     12,500            340,625
----------------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8.625% Preferred Stock(6)                                                              54,950          5,426,313
9.20% Preferred Stock, Series F(2)                                                     22,500          2,328,750
----------------------------------------------------------------------------------------------------------------
SD Warren Co., 14% Cum. Exchangeable Preferred Stock,
Series B, Non-Vtg.(2) (15)                                                            118,300          5,885,425





                      26  Oppenheimer Champion Income Fund

                                                                                                     MARKET VALUE
                                                                                     SHARES          SEE NOTE 1
================================================================================================================
PREFERRED STOCKS (CONTINUED)
SF Holdings Group, Inc., Units (each unit consists of one share of
preferred stock and 37 cl. C shares of common stock)(2) (12) (15)                         100        $   918,750
----------------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 12.625% Cum., Series E, Non-Vtg.(14)                            7,441            889,200
----------------------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 14.25% Cum. Sr. Exchangeable
Preferred Stock, Non-Vtg.(2)(14)                                                        3,556          3,742,690
----------------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.:
9.16% Cv. Preferred Stock, Series B                                                     3,250             94,250
9.20% Sr. Preferred Stock                                                              83,700          2,218,050
                                                                                                     -----------
Total Preferred Stocks (Cost $72,591,805)                                                             76,583,294

                                                                                     UNITS
================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.2%
----------------------------------------------------------------------------------------------------------------
American Communications Services, Inc. Wts., Exp. 11/05(2)                                725            127,691
----------------------------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts.:
Exp. 6/99(2)                                                                            5,500                742
Exp. 8/00(2)                                                                              850                  9
----------------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust(2)                                      19,829                198
----------------------------------------------------------------------------------------------------------------
Australis Media Ltd. Wts., Exp. 5/00(2)                                                   190                  1
----------------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00(2)                                                12,500              3,125
----------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc. Wts., Exp. 10/07(6)                                          2,899             11,958
----------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc. Wts., Exp. 8/03(2)                          5,120            205,440
----------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(2) (17)                                               130,000             65,000
----------------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc. Wts., Exp. 9/05(2)                                        1,320              6,290
----------------------------------------------------------------------------------------------------------------
Gaylord Container Corp. Wts., Exp. 11/02                                                1,174              9,099
----------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts.:
Exp. 1/03(2)                                                                           89,486                895
Exp. 9/04(2)                                                                           91,000            193,375
----------------------------------------------------------------------------------------------------------------
Hyperion Telecommunications, Inc. Wts., Exp. 4/01(2)                                      265             18,550
----------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(2)                                            17,655            602,477
----------------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                                                   1,600                 --
----------------------------------------------------------------------------------------------------------------
Jewel Recovery LP, Participation Units of Limited Partners' Interest                    1,985                 --
----------------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00(2)                                                     8,000            224,200
----------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc. Wts., Exp. 1/07(2)                                          2,565             30,487
----------------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(2)                                          19,178            270,793
----------------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts.:
Exp. 11/03(2)                                                                          28,000            357,000
Exp. 6/05(2)                                                                           15,200            193,800
----------------------------------------------------------------------------------------------------------------
Teletrac, Inc. Wts., Exp. 8/07(2)                                                         330             16,500
----------------------------------------------------------------------------------------------------------------
Trizec Hahn Corp. Wts., Exp. 7/99                                                       1,985              9,003
----------------------------------------------------------------------------------------------------------------
UNIFI Communications, Inc. Wts., Exp. 3/07(2)                                           2,500              1,250
----------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Oil Linked Payment Obligation Wts., Exp. 4/20                   5,355                 --
----------------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc. Wts., Exp. 1/02(2)                                 49,200             55,350
                                                                                                     -----------
Total Rights, Warrants and Certificates (Cost $272,127)                                                2,403,233





                      27  Oppenheimer Champion Income Fund

                                                                                  FACE            MARKET VALUE
                                                                                  AMOUNT(1)       SEE NOTE 1
================================================================================================================
STRUCTURED INSTRUMENTS--10.0%
----------------------------------------------------------------------------------------------------------------
Bear Stearns High Yield Composite Index Linked Nts.:
9%, 6/5/98                                                                        $ 4,000,000     $    4,103,600
9%, 8/10/98                                                                         4,500,000          4,646,700
9%, 8/25/98                                                                         2,250,000          2,274,075
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group LP, Taiwanese Dollar Linked Nts.,
5.75%, 6/12/98                                                                        450,000            456,480
----------------------------------------------------------------------------------------------------------------
Lehman High Yield Index Nts.:
7.96%, 8/5/98                                                                       3,000,000          3,008,700
7.988%, 6/5/98                                                                     10,000,000         10,085,000
7.988%, 7/6/98                                                                      5,400,000          5,444,820
8.438%, 8/5/98                                                                      4,000,000          3,992,240
9%, 7/8/98                                                                         16,600,000         16,392,500
----------------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York, Leveraged Nts. on The
Emerging Markets Bond Index:
8%, 7/31/98                                                                        12,000,000         12,687,696
9.50%, 10/29/98                                                                    10,000,000         10,103,100
Zero Coupon, Series 2, 9.50%, 6/30/98(9)                                            8,687,483          9,071,131
Zero Coupon, 9.50%, 6/30/98(9)                                                      8,691,961          9,079,631
Zero Coupon, 8%, 6/5/98(9)                                                          8,000,000          8,458,984
----------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust, Sr. Nts.:
5/31/02 (representing a basket of reference loans and a total
return swap between Chase Manhattan Bank and the Trust)(2)(7)                       5,000,000          5,000,000
7.648%, 4/28/02 (representing a basket of reference loans and a
total return swap between Chase Manhattan Bank and the Trust)(2)(3)                 8,000,000          8,673,585
                                                                                                  --------------
Total Structured Instruments (Cost $111,137,193)                                                     113,478,242

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,073,752,643)                                        99.1%     1,122,000,524
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                           0.9          9,999,588
                                                                                  -----------     --------------
NET ASSETS                                                                              100.0%    $1,132,000,112
                                                                                  ===========     ==============

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP --Argentine Peso       GBP --British Pound Sterling
CAD --Canadian Dollar      IDR --Indonesian Rupiah
DEM --German Mark          XEU --European Currency Units

2. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

3. Represents the current interest rate for a variable rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Represents the current interest rate for an increasing rate security.





                      28  Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $211,202,176 or 18.66% of the Fund's net assets as of March 31, 1998.

7. When-issued security to be delivered and settled after March 31, 1998.

8. Non-income producing--issuer is in default of interest payment.

9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

10. Securities with an aggregate market value of $5,753,100 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

13. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

14. Interest or dividend is paid in kind.

15. Non-income producing security.

16. Issuer is in default.

17. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 1998. The aggregate fair value of securities of affiliated companies held by the Fund as of March 31, 1998 amounts to $3,315,000. Transactions during the period in which the issuer was an affiliate are as follows:

                                                     SHARES                                             SHARES
                                                     SEPTEMBER 30,     GROSS           GROSS            MARCH 31,
                                                     1997              ADDITIONS       REDUCTIONS       1998
-----------------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A            130,000           --              --               130,000
-----------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49                      130,000           --              --               130,000

See accompanying Notes to Financial Statements.




                      29  Oppenheimer Champion Income Fund

STATEMENT OF ASSETS AND LIABILITIES March 31, 1998 (Unaudited)

==========================================================================================
ASSETS
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $1,070,502,643)                                $1,118,685,524
Affiliated companies (cost $3,250,000)                                           3,315,000
------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                         128,968
------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                20,192,284
Interest, dividends and principal paydowns                                      17,457,828
Shares of beneficial interest sold                                               5,833,986
Closed forward foreign currency exchange contracts                                  37,763
Daily variation on futures contracts--Note 6                                         5,413
------------------------------------------------------------------------------------------
Other                                                                                7,870
                                                                            --------------
Total assets                                                                 1,165,664,636

==========================================================================================
LIABILITIES
Bank overdraft                                                                   2,152,542
------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                         178,880
------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $13,706,333 purchased
on a when-issued basis)--Note 1                                                 25,612,255
Dividends                                                                        2,599,425
Shares of beneficial interest redeemed                                           1,808,390
Distribution and service plan fees                                                 652,968
Daily variation on futures contracts--Note 6                                       215,350
Closed forward foreign currency exchange contracts                                 182,408
Transfer and shareholder servicing agent fees                                      167,293
Other                                                                               95,013
                                                                            --------------
Total liabilities                                                               33,664,524

==========================================================================================
NET ASSETS                                                                  $1,132,000,112
                                                                            ==============

==========================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                             $1,074,511,853
------------------------------------------------------------------------------------------
Undistributed net investment income                                                 27,638
------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                    9,687,632
------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                        47,772,989
                                                                            --------------
Net assets                                                                  $1,132,000,112
                                                                            ==============





                      30  Oppenheimer Champion Income Fund

==============================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $581,514,328 and 42,792,454 shares of beneficial interest outstanding)               $13.59
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                             $14.27

----------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$334,095,910 and 24,606,648 shares of beneficial interest outstanding)                  $13.58

----------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$216,389,874 and 15,936,183 shares of beneficial interest outstanding)                  $13.58

See accompanying Notes to Financial Statements.




                      31  Oppenheimer Champion Income Fund

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 1998 (Unaudited)

==============================================================================================
INVESTMENT INCOME
Interest (net of foreign withholding taxes of $17,899)                             $45,311,292
----------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $49)                                  1,836,837
                                                                                   -----------
Total income                                                                        47,148,129

==============================================================================================
EXPENSES
Management fees--Note 4                                                              3,221,951
----------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                657,030
Class B                                                                              1,405,622
Class C                                                                                974,268
----------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                  700,234
----------------------------------------------------------------------------------------------
Shareholder reports                                                                    136,742
----------------------------------------------------------------------------------------------
Custodian fees and expenses                                                            114,081
----------------------------------------------------------------------------------------------
Registration and filing fees                                                            45,035
----------------------------------------------------------------------------------------------
Legal and auditing fees                                                                 10,464
----------------------------------------------------------------------------------------------
Insurance expenses                                                                       3,790
----------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                              3,098
----------------------------------------------------------------------------------------------
Other                                                                                    7,666
                                                                                   -----------
Total expenses                                                                       7,279,981

==============================================================================================
NET INVESTMENT INCOME                                                               39,868,148

==============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                               14,348,882
Closing of futures contracts--Note 6                                                (1,660,282)
Closing and expiration of options written--Note 7                                      109,323
                                                                                   -----------
Net realized gain                                                                   12,797,923

----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                         12,047,149
Translation of assets and liabilities denominated in foreign currencies             (1,149,361)
                                                                                   -----------
Net change                                                                          10,897,788
                                                                                   -----------
Net realized and unrealized gain                                                    23,695,711

==============================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $63,563,859
                                                                                   ===========

See accompanying Notes to Financial Statements.





                      32  Oppenheimer Champion Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED    YEAR ENDED
                                                                  MARCH 31, 1998      SEPTEMBER 30,
                                                                  (UNAUDITED)         1997
==================================================================================================
OPERATIONS
Net investment income                                             $   39,868,148      $ 60,589,864
--------------------------------------------------------------------------------------------------
Net realized gain                                                     12,797,923        13,385,770
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                 10,897,788        20,234,385
                                                                  --------------      ------------
Net increase in net assets resulting from operations                  63,563,859        94,210,019

==================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                              (22,244,837)      (37,216,010)
Class B                                                              (10,508,825)      (11,933,911)
Class C                                                               (7,262,727)      (11,440,006)
--------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                               (8,100,044)               --
Class B                                                               (4,232,563)               --
Class C                                                               (2,893,184)               --

==================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                               75,105,607       123,701,684
Class B                                                               93,046,039       148,822,899
Class C                                                               33,785,982        61,390,727

==================================================================================================
NET ASSETS
Total increase                                                       210,259,307       367,535,402
--------------------------------------------------------------------------------------------------
Beginning of period                                                  921,740,805       554,205,403
                                                                  --------------      ------------
End of period (including undistributed net investment
income of $27,638 and $175,879, respectively)                     $1,132,000,112      $921,740,805
                                                                  ==============      ============

See accompanying Notes to Financial Statements.





                      33  Oppenheimer Champion Income Fund

FINANCIAL HIGHLIGHTS

                                             CLASS A
                                             ----------------------------------------------
                                             SIX MONTHS
                                             ENDED
                                             MARCH 31, 1998  YEAR ENDED SEPTEMBER 30,
                                             (UNAUDITED)     1997         1996       1995
=============================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period         $13.49            $12.92       $12.47     $12.32
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .55              1.15         1.15       1.05
Net realized and unrealized gain (loss)         .30               .57          .44        .14
                                             ------            ------       ------     ------
Total income from
investment operations                           .85              1.72         1.59       1.19

---------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income           (.55)            (1.15)       (1.14)     (1.04)
Dividends in excess of net
investment income                               --                --           --         --
Distributions in excess of net
realized gain                                  (.20)              --           --         --
                                             ------            ------       ------     ------
Total dividends and distributions
to shareholders                                (.75)            (1.15)       (1.14)     (1.04)
---------------------------------------------------------------------------------------------
Net asset value, end of period               $13.59            $13.49       $12.92     $12.47
                                             ======            ======       ======     ======

=============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)            6.56%            13.96%       13.28%     10.09%

=============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                             $581,514          $502,211     $359,208   $255,139
---------------------------------------------------------------------------------------------
Average net assets (in thousands)          $540,463          $425,249     $305,638   $204,917
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          8.21%(5)          8.75%        8.97%      8.45%
Expenses                                       1.08%(5)          1.10%        1.17%      1.18%
---------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                     76.5%            136.0%        95.0%      72.5%

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. For the period from October 2, 1995 (inception of offering) to March 31,
1996.

3. Less than $.005 per share.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                      34  Oppenheimer Champion Income Fund

                         CLASS B
---------------------    ---------------------------------------
                         SIX MONTHS
                         ENDED
                         MARCH 31, 1998  YEAR ENDED SEPTEMBER 30
 1994       1993         (UNAUDITED)     1997       1996(2)
================================================================

    $12.90     $12.26      $13.48         $12.91     $12.47

      1.10       1.22         .50           1.05       1.03
      (.38)       .64         .30            .57        .44
----------   --------    --------       --------   --------

       .72       1.86         .80           1.62       1.47

-----------------------------------------------------------

     (1.10)     (1.22)       (.50)         (1.05)     (1.03)

      (.01)        --          --             --         --

      (.19)        --        (.20)            --         --
----------   --------    --------       --------   --------

     (1.30)     (1.22)       (.70)         (1.05)     (1.03)
-----------------------------------------------------------
    $12.32     $12.90      $13.58         $13.48     $12.91
==========   ========    ========       ========   ========

===========================================================
      5.61%     15.92%       6.15%         13.10%     12.20%

===========================================================


  $160,505   $104,465    $334,096       $238,505    $82,052
-----------------------------------------------------------
  $135,431   $ 73,334    $282,417       $151,190    $33,189
-----------------------------------------------------------

      8.49%      9.52%       7.45%(5)       7.89%      7.90%(5)
      1.22%      1.24%       1.83%(5)       1.86%      1.97%(5)
-----------------------------------------------------------
     108.0%     116.2%       76.5%         136.0%      95.0%


5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1998 were $696,139,191 and $828,706,530, respectively.

                       35 Oppenheimer Champion Income Fund

                                             CLASS C
                                             -----------------------------------------------------------
                                             SIX MONTHS ENDED
                                             MARCH 31,
                                             1998             YEAR ENDED SEPTEMBER 30,
                                             (UNAUDITED)      1997         1996       1995       1994(1)
========================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period         $13.48             $12.91       $12.46     $12.32    $13.13
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .50               1.05         1.06        .95       .75
Net realized and unrealized gain (loss)         .30                .57          .44        .13      (.60)
                                             ------             ------       ------     ------    ------
Total income from
investment operations                           .80               1.62         1.50       1.08       .15
--------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income           (.50)             (1.05)       (1.05)      (.94)     (.77)
Dividends in excess of net
investment income                                --                 --           --         --        --(3)
Distributions in excess of net
realized gain                                  (.20)                --           --         --      (.19)
                                             ------             ------       ------     ------    ------
Total dividends and distributions
to shareholders                                (.70)             (1.05)       (1.05)      (.94)     (.96)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period               $13.58             $13.48       $12.91     $12.46    $12.32
                                             ======             ======       ======     ======    ======

========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)            6.13%             13.12%       12.44%      9.16%     1.11%

========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                             $216,390           $181,025     $112,945    $64,932   $27,743
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $195,582           $143,359     $ 89,416    $43,584   $13,693
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          7.45%(5)           7.98%        8.19%      7.63%     7.24%(5)
Expenses                                       1.83%(5)           1.86%        1.93%      1.95%     1.94%(5)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                     76.5%             136.0%        95.0%      72.5%    108.0%


1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. For the period from October 2, 1995 (inception of offering) to March 31,
1996.

3. Less than $.005 per share.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1998 were $696,139,191 and $828,706,530, respectively.

See accompanying Notes to Financial Statements.


                      36  Oppenheimer Champion Income Fund

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Champion Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income primarily by investing in a diversified portfolio of high yield, lower-rated, fixed income securities believed by the Manager not to involve undue risk. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

                      37  Oppenheimer Champion Income Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whereby the market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the six months ended March 31, 1998, the market value of these securities comprised an average of 7% of the Fund's net assets, and resulted in realized and unrealized gains of $1,557,362.

--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of March 31, 1998, the Fund had entered into outstanding when-issued or forward commitments of $13,706,333.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At March 31, 1998, securities with an aggregate market value of $336,622, representing 0.03% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                      38  Oppenheimer Champion Income Fund

================================================================================
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

                      39  Oppenheimer Champion Income Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (continued)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 SIX MONTHS ENDED MARCH 31, 1998  YEAR ENDED SEPTEMBER 30, 1997
                                 -------------------------------  -------------------------------
                                 SHARES           AMOUNT          SHARES            AMOUNT
-------------------------------------------------------------------------------------------------
Class A:
Sold                               9,558,642     $128,880,556      16,568,069      $ 217,572,287
Dividends and distributions
reinvested                         1,562,923       20,937,648       1,893,564         24,892,342
Redeemed                          (5,543,980)     (74,712,597)     (9,055,154)      (118,762,945)
                                  ----------     ------------      ----------      -------------
Net increase                       5,577,585     $ 75,105,607       9,406,479      $ 123,701,684
                                  ==========     ============      ==========      =============

-------------------------------------------------------------------------------------------------
Class B:
Sold                               7,707,735     $103,774,280      12,465,577      $ 163,647,329
Dividends and distributions
reinvested                           691,938        9,262,373         557,270          7,333,434
Redeemed                          (1,484,092)     (19,990,614)     (1,689,558)       (22,157,864)
                                  ----------     ------------      ----------      -------------
Net increase                       6,915,581     $ 93,046,039      11,333,289      $ 148,822,899
                                  ==========     ============      ==========      =============

-------------------------------------------------------------------------------------------------
Class C:
Sold                               3,686,690     $ 49,664,827       6,567,675      $  86,149,589
Dividends and distributions
reinvested                           557,999        7,471,051         618,611          8,129,826
Redeemed                          (1,736,209)     (23,349,896)     (2,510,331)       (32,888,688)
                                  ----------     ------------      ----------       ------------
Net increase                       2,508,480     $ 33,785,982       4,675,955       $ 61,390,727
                                  ==========     ============      ==========       ============


                      40  Oppenheimer Champion Income Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At March 31, 1998, net unrealized appreciation on investments of $48,247,881 was composed of gross appreciation of $56,662,433, and gross depreciation of $8,414,552.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.70% on the first $250 million of average annual net assets, 0.65% on the next $250 million, 0.60% on the next $500 million and 0.55% on average annual net assets in excess of $1 billion.

               For the six months ended March 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,665,673, of which $479,544 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $3,527,270 and $417,735, respectively, of which $97,468 and $8,353, respectively, was paid to an affiliated broker/dealer. During the six months ended March 31, 1998, OFDI received contingent deferred sales charges of $248,882 and $32,954, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1998, OFDI paid $34,407 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                      41  Oppenheimer Champion Income Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund has adopted a Distribution and Service Plan for Class B shares to compensate OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares for it's services rendered in distributing Class B. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $2,521 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $1,255,078 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of March 31, 1998, OFDI had incurred excess distribution and servicing costs of $11,942,658 for Class B.

               The Fund has adopted a Distribution and Service Plan for Class C shares to reimburse OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares for its services rendered in distributing Class C. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $7,252 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $487,778 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of March 31, 1998, OFDI had incurred excess distribution and servicing costs of $2,594,745 for Class C.



                      42  Oppenheimer Champion Income Fund

================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

               The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

               Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

               Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

               Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At March 31, 1998, the Fund had outstanding forward contracts as follows:

                                       EXPIRATION     CONTRACT          VALUATION AS OF      UNREALIZED         UNREALIZED
                                       DATE           AMOUNT (000S)     MARCH 31, 1998       APPRECIATION       DEPRECIATION
===========================================================================================================================
CONTRACTS TO SELL
-----------------
British Pound Sterling (GBP)           7/15/98        7,000   GBP        $11,677,660         $     --            $169,811
Canadian Dollar (CAD)                  5/26/98        8,015   CAD          5,667,382               --               9,069
European Currency Unit (XEU)           7/15/98        6,080   XEU          6,558,778           69,914                  --
German Mark (DEM)                      7/15/98        7,319   DEM          3,981,193           59,054                  --
                                                                                             --------            --------
Total Unrealized Appreciation and Depreciation                                               $128,968            $178,880
                                                                                             ========            ========


                      43  Oppenheimer Champion Income Fund

================================================================================
6. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

              Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At March 31, 1998, the Fund had outstanding futures contracts as follows:

                                                          NUMBER OF       VALUATION AS OF          UNREALIZED
                                   EXPIRATION DATE        CONTRACTS       MARCH 31, 1998           DEPRECIATION
===============================================================================================================
CONTRACTS TO PURCHASE
---------------------
U.S. Treasury 20 yr.               6/19/98                 10             $ 1,202,500               $ 13,438
                                                                                                    --------
CONTRACTS TO SELL
-----------------
NASDAQ 100                         6/18/98                 15               1,856,250                 79,850
Russell 2000                       6/18/98                  5               1,217,500                 18,500
Standard & Poor's 500              6/18/98                105              29,150,625                317,187
                                                                                                    --------
                                                                                                     415,537
                                                                                                    --------
                                                                                                    $428,975
                                                                                                    ========


                      44  Oppenheimer Champion Income Fund

================================================================================
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

               The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

               Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

               Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

               The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended March 31, 1998 was as follows:

                                   CALL OPTIONS           PUT OPTIONS
                                   ---------------------  -----------------------
                                   NUMBER OF  AMOUNT OF   NUMBER OF   AMOUNT OF
                                   OPTIONS    PREMIUMS    OPTIONS     PREMIUMS
---------------------------------------------------------------------------------
Options outstanding at
September 30, 1997                   4,850    $ 112,278          --    $     --
Options written                      1,296      103,160         980      67,950
Options closed or expired             (466)     (79,510)       (980)    (67,950)
Options exercised                   (5,680)    (135,928)         --          --
                                    -------   ----------    --------   ---------
Options outstanding at
March 31, 1998                          --           --          --          --
                                    =======   ==========    ========   =========

                      45  Oppenheimer Champion Income Fund

================================================================================
8. ILLIQUID AND RESTRICTED SECURITIES

At March 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at March 31, 1998 was $107,671,665, which represents 9.51% of the Fund's net assets, of which $6,542,607 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                                 VALUATION
                                                                         ACQUISITION                             PER UNIT AS OF
SECURITY                                                                 DATE               COST PER UNIT        MARCH 31, 1998
================================================================================================================================
BONDS
-----
Arizona Charlie's, Inc., 12% First Mtg. Nts.,
  Series B, 11/15/00                                                        11/18/93              102.83%               58.75%
Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
  Series A, 11/15/00                                                        11/18/93               95.74                17.50
ECM Fund L.P.I., 14% Sub. Nts., 6/10/02                                      4/14/92              100.50               100.25
Trans World Airlines Lease, 14% Equipment Trust, 7/2/08                      3/19/98              101.00               107.50

STOCKS AND WARRANTS
-------------------
Becker Gaming, Inc. Wts., Exp. 11/00                                        11/18/93            $   2.00              $   .25
CGA Group Ltd., Preferred Stock, Series A                                    6/17/97               25.00                25.00
CGA Group Ltd. Wts., Exp. 12/49                                              6/17/97               --                     .50
ECM Fund L.P.I.                                                              4/14/92            1,000.00             1,102.50
Omnipoint Corp.                                                              1/26/96               16.00                28.03
Omnipoint Corp. Wts., Exp. 11/00                                            11/29/95               --                   28.03

================================================================================
9. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the six months ended March 31, 1998.

                      46  Oppenheimer Champion Income Fund

OPPENHEIMER CHAMPION INCOME FUND

==============================================================================================
OFFICERS AND TRUSTEES             James C. Swain, Chairman and Chief Executive Officer
                                  Bridget A. Macaskill, Trustee and President
                                  Robert G. Avis, Trustee
                                  William A. Baker, Trustee
                                  Charles Conrad, Jr., Trustee
                                  Jon S. Fossel, Trustee
                                  Sam Freedman, Trustee
                                  Raymond J. Kalinowski, Trustee
                                  C. Howard Kast, Trustee
                                  Robert M. Kirchner, Trustee
                                  Ned M. Steel, Trustee
                                  George C. Bowen, Trustee, Vice President, Treasurer and
                                  Assistant Secretary
                                  Andrew J. Donohue, Vice President and Secretary
                                  David P. Negri, Vice President
                                  Robert J. Bishop, Assistant Treasurer
                                  Scott T. Farrar, Assistant Treasurer
                                  Robert G. Zack, Assistant Secretary
==============================================================================================
INVESTMENT ADVISOR                OppenheimerFunds, Inc.

==============================================================================================
DISTRIBUTOR                       OppenheimerFunds Distributor, Inc.

==============================================================================================
TRANSFER AND SHAREHOLDER          OppenheimerFunds Services
SERVICING AGENT

==============================================================================================
CUSTODIAN OF                      The Bank of New York
PORTFOLIO SECURITIES

==============================================================================================
INDEPENDENT AUDITORS              Deloitte & Touche LLP

==============================================================================================
LEGAL COUNSEL                     Myer, Swanson, Adams & Wolf, P.C.

                                  The financial statements included herein have been taken
                                  from the records of the Fund without examination of the
                                  independent auditors. This is a copy of a report to
                                  shareholders of Oppenheimer Champion Income Fund. This
                                  report must be preceded or accompanied by a Prospectus of
                                  Oppenheimer Champion Income Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer
                                  funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including
                                  possible loss of the principal amount invested.


                      47  Oppenheimer Champion Income Fund

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RS0190.001.0398 May 29, 1998